UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2026

Fervo Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-43285	82-3168838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
811 Main Street
Suite 1700
Houston, TX 77002
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (832) 554-3253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FRVO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws
On May 12, 2026, in connection with the initial public offering of shares of Fervo Energy Company’s (the “Company”) Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, and its amended and restated bylaws (the “Bylaws”) became effective. As described in the Company’s Registration Statement on Form S-1 (File No. 333-295165), as amended (the “Registration Statement”), the Company’s board of directors and stockholders previously approved the amendment and restatement of the Certificate of Incorporation and the Bylaws, and each became effective on May 12, 2026 in connection with the offering. A description of certain provisions of the Certificate of Incorporation and the Bylaws is included in the section titled “Description of Capital Stock” in the Registration Statement.
The foregoing description of the Certificate of Incorporation and the Bylaws is qualified in its entirety by reference to the full text of the Certificate of Incorporation and the Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.
Item 8.01 Other Events.
On May 14, 2026, the Company completed its initial public offering of an aggregate of 80,500,000 shares of Class A Common Stock at a price to the public of $27.00 per share, which includes the exercise in full by the underwriters of their option to purchase from the Company an additional 10,500,000 shares of the Class A Common Stock. The gross proceeds to the Company from the initial public offering were approximately $2.174 billion, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are being filed herewith:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Fervo Energy Company

3.2	Amended and Restated Bylaws of Fervo Energy Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fervo Energy Company

Date: May 15, 2026	By:	/s/ Timothy Latimer
Timothy Latimer
Chief Executive Officer